                                              Registration Statement No. 2-76640
                                                                        811-3429

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 27

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 27

                            CAPITAL APPRECIATION FUND
                            -------------------------
                           (Exact name of Registrant)

                  ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183
                  ---------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (860) 277-0111
                                                           --------------

                                ERNEST J. WRIGHT
                       Secretary to the Board of Trustees
                            Capital Appreciation Fund
                                One Tower Square
                           Hartford, Connecticut 06183
                           ---------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
                                             -----------------------

It is proposed that this filing will become effective (check appropriate box):

          immediately upon filing pursuant to paragraph (b).
-----
  X       on May 1, 1998 pursuant to paragraph (b).
-----
          60 days after filing pursuant to paragraph (a)(1).
-----
          on __________ pursuant to paragraph (a)(1)
-----
          75 days after filing pursuant to paragraph (a)(2).
-----
          on __________ pursuant to paragraph (a)(2) of Rule 485.
-----

If appropriate, check the following box:

       This post-effective amendment designates a new effective date for a
----   previously filed post-effective amendment.

                            CAPITAL APPRECIATION FUND

   Cross-Reference Sheet pursuant to Rule 495 under the Securities Act of 1933

ITEM
NO.                                                           CAPTION IN PROSPECTUS
---                                                           ---------------------
1.     Cover Page                                             Cover Page
2.     Synopsis                                               Cover Page
3.     Condensed Financial Information                        Financial Highlights
4.     General Description of Registrant                      Cover Page; Fund Description; Investment
                                                                 Objective and Policies
5.     Management of the Fund                                 Board of Trustees, Investment Advisers,
                                                                 Securities Transactions; Fund Expenses;
                                                                 Additional Information
6.     Capital Stock and Other Securities                     Fund Description; Dividends and
                                                                 Distributions; Shareholder Rights; Net
                                                                 Asset Value
7.     Purchase of Securities Being Offered                   Shareholder Rights
8.     Redemption or Repurchase                               Net Asset Value
9.     Legal Proceedings                                      Legal Proceedings

                                                              CAPTION IN STATEMENT OF ADDITIONAL
                                                              INFORMATION
                                                              ----------------------------------
10.    Cover Page                                             Cover Page
11.    Table of Contents                                      Table of Contents
12.    General Information and History                        Not Applicable
13.    Investment Objectives and Policies                     Investment Objective and Policies;
                                                                 Investment Restrictions; Appendix
14.    Management of the Registrant                           Trustees and Officers
15.    Control Persons and Principal                          Additional Information
          Holders of Securities
16.    Investment Advisory and                                Investment Adviser; Additional Information
          Other Services
17.    Brokerage Allocation                                   Brokerage
18.    Capital Stock and Other Securities                     Declaration of Trust
19.    Purchase, Redemption and Pricing                       Valuation of Securities
          of Securities Being Offered
20.    Tax Status                                             Distributions and Taxes
21.    Underwriters                                           Not Applicable
22.    Calculation of Performance Data                        Not Applicable
23.    Financial Statements                                   Additional Information

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                           CAPITAL APPRECIATION FUND

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 1-860-277-0111
--------------------------------------------------------------------------------

Capital Appreciation Fund (the "Fund") is a diversified open-end management investment company (mutual fund) whose goal is growth of capital primarily through the use of common stocks. The Fund invests principally in common stocks of small to large companies. Investments in smaller companies tend to be more volatile than investments in larger more established companies.


Shares of the Fund are currently offered without a sales charge only to separate accounts of The Travelers Insurance Company and The Travelers Life and Annuity Company (the "Company" or "The Travelers"). The Fund serves as one of the funding options for certain variable annuity and variable life insurance contracts issued by the Company. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use shares of the Fund as a funding option now or in the future.



This Prospectus concisely sets forth the information about the Fund that you should know before investing. Please read and retain it for future reference. Additional information about the Fund is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183-5030, by calling 860-277-0111 or by accessing the SEC's website (http://www.sec.gov).



THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY THE TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS........................................      3
FUND DESCRIPTION............................................      4
INVESTMENT OBJECTIVE AND POLICIES...........................      4
INVESTMENT RESTRICTIONS.....................................      5
RISK FACTORS................................................      5
BOARD OF TRUSTEES...........................................      5
INVESTMENT ADVISERS.........................................      5
  TAMIC.....................................................      6
  JANUS CAPITAL CORPORATION.................................      6
     Portfolio Manager......................................      6
FUND ADMINISTRATION.........................................      6
SECURITIES TRANSACTIONS.....................................      7
FUND EXPENSES...............................................      7
TRANSFER AGENT..............................................      7
SHAREHOLDER RIGHTS..........................................      7
NET ASSET VALUE.............................................      8
TAX STATUS..................................................      8
DIVIDENDS AND DISTRIBUTIONS.................................      8
LEGAL PROCEEDINGS...........................................      8
YEAR 2000 COMPLIANCE........................................      9
ADDITIONAL INFORMATION......................................      9
EXHIBIT A...................................................     10


                                      CAF-2

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                           CAPITAL APPRECIATION FUND
          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


The following information for the year ended December 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. All other periods presented have been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the SAI.


                                                                        YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------------------------
                                         1997         1996(5)        1995          1994       1993(5)        1992         1991
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
 Net asset value, beginning of
   year............................    $   36.72     $   33.18     $   24.50     $  25.87     $  22.72     $  19.63     $  14.62
Income from operations
 Net investment income.............         0.19          0.23          0.24         0.19         0.19         0.28         0.36
 Net gains or losses on securities
   (realized and unrealized).......         9.41          8.49          8.61        (1.41)        3.21         3.13         4.75
                                       ---------     ---------     ---------     --------     --------     --------     --------
   Total from investment
     operations....................         9.60          8.72          8.85        (1.22)        3.40         3.41         5.11
Less distributions from (1)
 Net investment income.............           --         (0.41)        (0.17)       (0.15)       (0.25)       (0.32)       (0.10)
 Net realized gains................           --         (4.77)           --           --           --           --           --
                                       ---------     ---------     ---------     --------     --------     --------     --------
   Total distributions.............           --         (5.18)        (0.17)       (0.15)       (0.25)       (0.32)       (0.10)
                                       ---------     ---------     ---------     --------     --------     --------     --------
Net asset value, end of year.......    $   46.32     $   36.72     $   33.18     $  24.50     $  25.87     $  22.72     $  19.63
                                       =========     =========     =========     ========     ========     ========     ========
TOTAL RETURN (2)...................        26.14%        28.21%        36.37%       (4.76)%      15.09%       17.60%       35.16%
 Net assets, end of year
   (thousands).....................    $ 407,701     $ 224,132     $ 122,155     $ 78,494     $ 62,414     $ 29,506     $ 20,497
RATIOS TO AVERAGE NET ASSETS
 Expenses (3)......................         0.84%         0.83%         0.85%        0.89%        0.87%        0.56%        0.56%
 Net investment income.............         0.54%         0.69%         0.84%        0.79%        0.81%        1.39%        2.05%
 Portfolio turnover rate...........           89%           84%          124%         106%         155%         126%         205%
 Average Commission Rate Paid (per
   shares) (4).....................    $    0.07     $    0.06            --           --           --           --           --

                                         YEAR ENDED DECEMBER 31,
                                     --------------------------------
                                     1990(5)       1989        1988
-----------------------------------
PER SHARE DATA
 Net asset value, beginning of
   year............................  $  15.76    $  13.62    $  12.54
Income from operations
 Net investment income.............      0.09        0.14        0.11
 Net gains or losses on securities
   (realized and unrealized).......     (1.08)       2.00        1.15
                                     --------    --------    --------
   Total from investment
     operations....................     (0.99)       2.14        1.26
Less distributions from (1)
 Net investment income.............     (0.15)         --       (0.18)
 Net realized gains................        --          --          --
                                     --------    --------    --------
   Total distributions.............     (0.15)         --       (0.18)
                                     --------    --------    --------
Net asset value, end of year.......  $  14.62    $  15.76    $  13.62
                                     ========    ========    ========
TOTAL RETURN (2)...................     (6.24)%     15.71%      10.06%
 Net assets, end of year
   (thousands).....................  $ 13,494    $ 15,456    $ 42,470
RATIOS TO AVERAGE NET ASSETS
 Expenses (3)......................      0.82%       1.37%       1.01%
 Net investment income.............      0.58%       0.84%       0.83%
 Portfolio turnover rate...........        80%         75%        104%
 Average Commission Rate Paid (per
   shares) (4).....................        --          --          --



(1) For the years ended December 31, 1996 and later, distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996, net realized short-term capital gains were included in distributions from net investment income. For the year ended December 31, 1997, the distribution amounts represents less than $0.01 per share.



(2) Total return is determined by dividing the increase (decrease) in value of a share during the year, after reflecting the reinvestment of dividends declared during the year, by the beginning of year share price. Shares in the Fund are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. Total Return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts.



(3) The ratios of expenses to average net assets for 1990 and later years reflect an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 0.96%, 0.91%, 1.28% and 1.56% for the years ended December 31, 1993, 1992, 1991 and 1990, respectively. For the years ended December 31, 1994, 1995, 1996 and 1997, there were no expense reimbursements by The Travelers in connection with the voluntary expense limitation.



(4) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.



(5) Effective May 1, 1993, Janus Capital Corporation became subadviser. On May 1, 1990, TIMCO replaced Keystone Custodian Funds, Inc. as the investment adviser. Effective July 1, 1996, TAMIC replaced TIMCO as the investment adviser.




                                      CAF-3

                                FUND DESCRIPTION
--------------------------------------------------------------------------------

Capital Appreciation Fund (the "Fund") is registered with the SEC as a diversified open-end management investment company, commonly known as a mutual fund. The Fund was created under Massachusetts law as a Massachusetts business trust on March 18, 1982.

                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Fund's investment objective is to provide growth of capital primarily through the use of common stocks. The Fund invests principally in common stocks of small to large companies. It is the policy of the Fund to invest its assets as fully as practicable in common stocks, securities convertible into common stocks and securities having common stock characteristics, including rights and warrants, selected primarily for prospective capital growth. Investments in smaller companies tend to be more volatile than investments in larger, more established issuers. While income is not an objective, securities appearing to offer attractive possibilities for future growth of income may be included in the portfolio whenever it seems possible to do so without conflicting with the Fund's objective of capital growth. The Fund may invest in domestic, foreign and restricted securities. While the Fund may occasionally invest in foreign securities, it is not anticipated that they will, at any time, account for more than twenty-five percent (25%) of the investment portfolio.

Although the Fund normally invests primarily in equity securities, the Fund may increase its cash position when the investment adviser or the sub-adviser is unable to locate investment opportunities with desirable risk/reward characteristics and perceives an opportunity for capital growth from such securities so the Fund may receive a return on its idle cash. The Fund may invest in preferred stocks; warrants; corporate bonds and debentures; U.S. government securities; instruments of banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion, such as certificates of deposit, demand and time deposits and bankers' acceptances; prime commercial paper, including master demand notes; repurchase agreements secured by U.S. government securities; or other debt securities. The Fund may invest in debt securities rated below investment grade. (See "High Yield/High Risk Bonds" in Exhibit A.) When the Fund invests in debt securities, investment income will increase and may constitute a large portion of the return on the Fund and the Fund probably will not participate in market advances or declines to the extent that it would if it were fully invested in common stocks.

The Fund may write covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option. The Fund may also purchase index or individual equity call or put options. The Fund will pay a premium to buy call (or put) options and thereby obtain the right to buy (or sell) a fixed number of shares of the underlying asset at the stated exercise price on or prior to the stated expiration date.


The Fund may also use futures contracts as a hedge to protect against changes in stock prices or interest rates, and, to a limited extent, to seek to enhance return. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price.


For further information about the types of investments and investment techniques available to the Fund, including the risks associated with such investments and investment techniques, see Exhibit A to this Prospectus.

                                      CAF-4

                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The Fund has adopted the following fundamental investment restrictions, (summarized from the full restrictions set forth in the SAI), which may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended. Certain other fundamental restrictions are fully set forth in the Statement of Additional Information. Unless otherwise stated, all references to the Fund's assets are in terms of current market value, and all limitations apply at the time of investment.

The Fund will not: (1) invest more than 5% of its assets in the securities of any one issuer; (2) borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes in amounts of up to 10% of its gross assets computed at cost; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Fund's gross assets computed at cost; (3) invest more than 25% of its assets in the securities of issuers in the same industry; and (4) invest more than 10% of its assets in securities for which market quotations are not readily available, including restricted securities.

                                  RISK FACTORS
--------------------------------------------------------------------------------

The risk inherent in investing in the Fund is that the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities of the Fund. There can be no assurance that the Fund will achieve its investment objective since there is uncertainty in every investment.

The investment experience of equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there may be more risk associated with the Fund to the extent that it invests in small or mid-sized companies. More risk is associated with investment in small or mid-sized companies than with larger companies because such companies may be dependent on only one or two products and may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small or mid-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketability. The prices of these stocks often fluctuate more than the overall stock market.

                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the provisions of the Declaration of Trust, the business and affairs of the Fund shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

                              INVESTMENT ADVISERS
--------------------------------------------------------------------------------

Travelers Asset Management International Corporation ("TAMIC") provides investment advice and, in general, supervises the management and investment program of the Fund. Janus Capital Corporation provides sub-advisory services to the Fund with respect to its daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

                                      CAF-5

TAMIC


TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. TAMIC also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for domestic insurance companies affiliated with the Travelers Insurance Company and nonaffiliated insurance companies.



Under the Investment Advisory Agreement, TAMIC will be paid an amount equivalent on an annual basis to 0.75% of the average daily net assets of the Fund. From this amount, TAMIC will in turn pay an amount equivalent on an annual basis to a maximum of 0.55% of the average daily net assets of the Fund to Janus Capital Corporation for its services as sub-adviser. TAMIC will retain 0.20% as compensation for its services as described above. The fee is computed and paid weekly.


JANUS CAPITAL CORPORATION


Janus Capital Corporation (Janus Capital), 100 Filmore Street, Denver, Colorado 80206, has been employed by TAMIC as a sub-adviser to manage the daily investment operations of the Fund, subject to the supervision of both TAMIC and the Board of Trustees. Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, financial services and real estate, owns approximately 83% of the outstanding voting stock of Janus Capital. Janus Capital also acts as investment adviser to other investment companies not affiliated with the Fund, as well as to individual, corporate, charitable and retirement accounts.



Effective January 7, 1997, TAMIC paid to the Sub-Adviser a fee, equivalent on an annual basis to the following:


    ANNUAL                           AGGREGATE NET ASSET
 SUB-ADVISORY                           VALUE OF THE
     FEE                                   ACCOUNT
--------------                       -------------------
  0.55%          of the first           $100,000,000
  0.50%          of the next            $400,000,000
  0.45%          of the amount over     $500,000,000


Prior to January 7, 1997, TAMIC paid to Janus Capital an amount equivalent on an annual basis to 0.55% of the Fund's average daily net assets for its services as sub-adviser to the Fund.



The sub-advisory fees will be deducted on each valuation date and will be paid monthly.


PORTFOLIO MANAGER


The day-to-day portfolio management of the Fund is currently handled by Scott Schoelzel. Mr. Schoelzel joined Janus Capital Corporation in 1994. Mr. Schoelzel is Executive Vice President and portfolio manager of Janus Twenty Fund, which he has managed since August 1997, and Janus Olympus Fund, which he managed from its inception to August 1997. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado. He holds a Bachelor of Arts in business from Colorado College.


                              FUND ADMINISTRATION
--------------------------------------------------------------------------------


Capital Appreciation Fund ("Fund") has entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Fund at an annualized rate of 0.06% of the daily net assets of the Fund. The Travelers Insurance Company, at its expense, may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.


                                      CAF-6

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, TAMIC or Janus Capital will select broker-dealers to execute transactions for the Fund, subject to the receipt of best execution. Broker-dealers may from time to time be affiliated with the Fund, TAMIC, Janus Capital or their affiliates.

The Fund may pay higher commissions to broker-dealers which provide research services. TAMIC and Janus Capital may use these services in advising the Fund, as well as in advising other clients for which they provide advisory services.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, other expenses of the Fund include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Fund or the Board of Trustees; the compensation for the disinterested members of the Board of Trustees; the costs of printing and mailing the Fund's prospectuses, proxy solicitation materials, and annual, semi-annual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Fund and its shares under federal and state securities laws. Additionally, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

Pursuant to a Management Agreement dated May 1, 1993 between the Fund and The Travelers Insurance Company, the Company has agreed to reimburse the Fund for the amount by which the Fund's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 1.25% of the Fund's average net assets for any fiscal year.


For the fiscal year ended December 31, 1997, the Fund paid 0.84% of its average net assets in expenses.


                                 TRANSFER AGENT
--------------------------------------------------------------------------------

First Data Investor Services Group, Inc., Exchange Place, Boston, MA 02109, serves as the Fund's transfer agent and dividend disbursing agent.

                               SHAREHOLDER RIGHTS
--------------------------------------------------------------------------------

Shares of the Fund are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares of the Fund are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Fund's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues one class of shares which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, the shares will be fully paid and nonassessable by the Fund and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)
                                      CAF-7

Although the Fund is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Fund's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund's investments, or other considerations. The Fund's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------


The net asset value of a Fund share is computed as of the close of trading on each day on which the New York Stock Exchange ("Exchange") is open. The net asset value per share is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.


The Fund values short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest receivable, approximates market. All other investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Fund's Board of Trustees.

Fund shares are redeemed at the redemption value next determined after the Fund receives a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio between purchase and redemption.

The Fund computes the redemption value at the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                   TAX STATUS
--------------------------------------------------------------------------------

The Fund has qualified, and intends to qualify in the future, as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of the Fund, without a sales charge. Although purchasers of variable contracts are not subject to federal income taxes on distributions by the Fund, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Fund.
                                      CAF-8

                              YEAR 2000 COMPLIANCE

--------------------------------------------------------------------------------


Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and results of operations of a company; investment advisor; separate account and/or a mutual fund could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



Travelers Life and Annuity and its affiliates have investigated the nature and extent of the work required for our computer systems to process beyond the turn of the century, and have made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Fund.


                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Fund reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                      CAF-9

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
                  INVESTMENT TECHNIQUES AVAILABLE TO THE FUND

FUTURES CONTRACTS


The Fund may use financial futures contracts either as a hedge to protect against anticipated changes in stock prices and interest rates, or to facilitate the purchase or sale of securities or, to a limited extent, to seek to enhance return. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities ("interest rate futures"). A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. When a futures contract is purchased, the Fund will set aside cash or liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.


Hedging by use of interest rate futures seeks to protect the portfolio against potential adverse movements in interest rates. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position.

Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if less, a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.


The Fund will not purchase or sell futures contracts or related options for non-hedging purposes if the aggregate initial margin and premiums required to establish such positions exceeds five percent (5%) of the fair market value of its net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.


All stock index and interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). The Fund will further seek to assure that fluctuations in the price of any futures contracts that it uses for hedging purposes will be substantially related to fluctuations in the price of the securities held by it or which it expects to purchase, or for other risk reduction strategies, though there can be no assurance that the expected result will always be achieved.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Fund may benefit from the use of such futures, changes in stock price movements or interest rates may result in a poorer overall performance for the Fund than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The adviser will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in its judgment,

                                     CAF-10
there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged. Successful use of futures contracts for hedging purposes is also subject to the adviser's ability to predict correctly movements in the direction of the market.

FORWARD CONTRACTS

Forward contracts are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

BUYING PUT AND CALL OPTIONS

The Fund may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Fund may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Fund, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Fund will pay a premium in exchange for the right to purchase (call) or sell
(put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, the Fund's risk is limited to the option premium paid.

The Fund may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed primarily for bona fide hedging purposes and to a limited extent, to seek to enhance return. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

WRITING COVERED CALL OPTIONS

The Fund may write or sell covered call options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Fund may only write "covered" options. This means that as long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open.
                                     CAF-11

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could impair the Fund's ability to use such options to achieve its investment objectives.

LOANS OF SECURITIES TO BROKER DEALERS

The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, or securities of the U.S. government, its agencies or instrumentalities or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to the Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if, in the opinion of the Fund, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.


DEPOSITORY RECEIPTS AND FOREIGN SECURITIES


Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

HIGH YIELD/HIGH RISK BONDS

The Fund has no pre-established minimum quality standards and may invest up to 35% of its assets in debt securities that are rated below investment grade (securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Corporation ("S&P")). Such securities generally offer a higher yield, but may be subject to a higher risk of default in interest or principal payments and are considered speculative. The market prices of lower rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, individual corporate developments. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions, by adverse publicity and investor perceptions of the market or by new or proposed legislation. (See the Statement of Additional Information for a more detailed discussion of the bond ratings.)

                                     CAF-12

The Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the investment adviser or sub-adviser may treat such securities as unrated debt. Unrated debt securities will be included in the 35% limit of the Fund, unless the investment adviser or the sub-adviser deems such securities to be the equivalent of investment-grade securities.

RISKS RELATING TO HIGH YIELD/HIGH RISK BONDS

High yield bonds are typically lower rated securities; the lower the quality of a debt security, the higher the yield it will provide, but the greater the risk that interest or principal payments will not be made when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

While providing opportunities to maximize return over time, investors should be aware of the following market, economic and credit factors influencing high yield securities: (1) securities rated BB or lower by S&P or Ba or lower by Moody's are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments; (2) the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities;
(3) widespread economic downturn could result in increased defaults in the high yield market; (4) adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund; (5) the secondary market for high yield securities may be less liquid than the secondary market for higher quality securities which may affect the value of certain high yield securities held by the Fund at certain times; and (6) there may not always be readily available market quotations for certain securities. At these times, the investment adviser or sub-adviser will use its best judgment to assign values to those securities.

MONEY MARKET INSTRUMENTS

Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes) and obligations issued or guaranteed by the United States government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the Federal Deposit Insurance Corporation).

The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft

                                     CAF-13
drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.


COMMERCIAL PAPER RATINGS


Commercial paper will consist of issues rated at the time of purchase A-1 or higher by S&P or Prime-1 by Moody's; or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, or will be determined by the adviser to be of comparable quality.

Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

UNITED STATES GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years; and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Federal National Mortgage Association.

Some obligations of U.S. government agencies and instrumentalities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an

                                     CAF-14
instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when the adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. government securities will not include international agencies or instrumentalities in which the U.S. government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the advisers credit quality standards as presenting minimal risk of default. All repurchase transactions must be fully collateralized. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, the Fund purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Fund is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Fund would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                                     CAF-15

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                           CAPITAL APPRECIATION FUND
                                   PROSPECTUS


L-11171  Printed in U.S.A.


         TIC Ed. 5-98

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                           CAPITAL APPRECIATION FUND

                                  MAY 1, 1998

         This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Fund's prospectus dated May 1, 1998. A copy of the prospectus is available from The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030 or by calling 860-277-0111. This SAI should be read in conjunction with the accompanying 1997 Annual Report for the Fund.




                               TABLE OF CONTENTS


                                                                              PAGE
INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . . . . . . . . . . .   1

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .   1

FORWARD CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

VALUATION OF SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . .   3

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . .   3

TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

DECLARATION OF TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

INVESTMENT ADVISORY SERVICES . . . . . . . . . . . . . . . . . . . . . . . .   7

         The Investment Adviser. . . . . . . . . . . . . . . . . . . . . . .   7
         Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         The Subadviser. . . . . . . . . . . . . . . . . . . . . . . . . . .   8

REDEMPTIONS IN KIND. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

BROKERAGE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

FUND ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

                       INVESTMENT OBJECTIVE AND POLICIES


         The investment objective of the Capital Appreciation Fund (the "Fund") is to provide growth of capital primarily through the use of common stocks.
The Fund invests principally in common stocks of small to large companies that characteristically move faster than the market during major price movements.
It is the policy of the Fund to invest its assets as fully as practicable in common stocks, securities convertible into common stocks and securities having common stock characteristics, including rights and warrants, selected primarily for prospective capital growth. The Fund may also invest in debt instruments and money market instruments. The Fund may enter into repurchase agreements, write covered call options and purchase call or put options.

                            INVESTMENT RESTRICTIONS

         None of the restrictions enumerated in this paragraph may be changed without a vote of the holders of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Unless otherwise indicated, all limitations apply at the time of investment. The Fund will not:

         (1) invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

         (2) invest in more than 10% of any class of securities of any one issuer;

         (3) invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         (4) borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of the Fund's net assets, including the amount borrowed; the Fund has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Fund's gross assets computed at cost;

         (5) underwrite securities, except that the Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Fund may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

         (6) purchase real estate investment trusts that deal in real estate or interests therein, or commodities or commodity contracts, except transactions involving financial futures in order to limit transactions and borrowing costs, and for hedging purposes;

         (7)   invest for the primary purpose of control or management;

         (8) make margin purchases or short sales of securities, except that the Fund may place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts;

         (9) make loans, except that the Fund may purchase money market securities, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Fund's investment objective and policies;

         (10) invest more than 25% of its total assets in the securities of issuers in any single industry;

         (11) purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;

         (12) invest in interests in oil, gas or other mineral exploration or development programs;

         (13) invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Fund in units or attached to securities will be deemed to be without value with regard to this restriction. The Fund is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of The Travelers Investment Management Company Inc. ("TIMCO") have a substantial interest; or

         (14) invest in an amount of up to 10% of the value of the Fund's net assets in restricted securities which may not be publicly sold without registration under the 1933 Act.

                               FORWARD CONTRACTS

         A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

         The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

         These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

         The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency subject to a forward buy contract.

         While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

                            VALUATION OF SECURITIES

         Current value for the Fund's portfolio securities is determined as follows: Securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; and securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity.

                            DISTRIBUTIONS AND TAXES

         The Fund has qualified, and intends to qualify in the future, as a regulated investment company under Subchapter M of the Internal Revenue Code. Thus the Fund is relieved of any federal income tax liability by distributing all of its net investment income and net capital gains, if any, to its shareholders.

         When the Fund makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined to the best of the Fund's ability to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the Fund's books, but will be made on a federal taxation basis.


                             TRUSTEES AND OFFICERS


 Name                                 Present Position and Principal Occupation During Last Five Years
 ----                                 ----------------------------------------------------------------
 *Heath B. McLendon                   Managing Director (1993-present), Smith Barney Inc. ("Smith Barney");
  Chairman and Member                 Chairman (1993-present), Smith Barney Strategy Advisors, Inc.;
  388 Greenwich Street                President and Director (1994-present), Mutual Management Corp.;
  New York, New York                  Director and President (1996-present), Travelers Investment Adviser,
  Age 64                              Inc.; Chairman and Director of forty-two investment companies associated with Smith Barney; Chairman, Board of Trustees, Drew
                                      University; Advisory Director,

                                      First Empire State Corporation; Chairman, Board of Managers, seven
                                      Variable Annuity Separate Accounts of The Travelers Insurance Company+;
                                      Chairman, Board of Trustees, five Mutual Funds sponsored by The
                                      Travelers Insurance Company++; prior to July 1993, Senior Executive Vice
                                      President of Shearson Lehman Brothers Inc.

  Knight Edwards                      Of Counsel (1988-present), Edwards & Angell, Attorneys; Member,
  Member                              Advisory Board (1973-1994), thirty-one mutual funds sponsored by
  2700 Hospital Trust Tower           Keystone Group, Inc.; Member, Board of Managers, seven Variable Annuity
  Providence, Rhode Island            Separate Accounts of The Travelers Insurance Company+; Trustee, five
  Age 74                              Mutual Funds sponsored by The Travelers Insurance Company.++


  Robert E. McGill, III               Retired manufacturing executive.  Director (1983-1995), Executive Vice
  Member                              President (1989-1994), The Dexter Corporation (manufacturer of
  295 Hancock Street                  specialty chemicals and materials); Vice Chairman (1990-1992), Director
  Williamstown, Massachusetts         (1983-1995), Life Technologies, Inc. (life science/biotechnology
  Age 66                              products); Director, (1994-present), The Connecticut Surety Corporation
                                      (insurance); Director (1995-present), CN Bioscience, Inc. (life science/biotechnology products); Director (1995-present), Chemfab
                                      Corporation (specialty materials manufacturer); Member, Board of
                                      Managers, seven Variable Annuity Separate Accounts of The Travelers
                                      Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                      Travelers Insurance Company.++


  Lewis Mandell                       Dean, College of Business Administration (1995-present), Marquette
  Member                              University; Professor of Finance (1980-1995) and Associate Dean
  606 N. 13th Street                  (1993-1995), School of Business Administration, and Director, Center
  Milwaukee, Wisconsin                for Research and Development in Financial Services (1980-1995),
  Age 55                              University of Connecticut; Director (1992-present), GZA
                                      Geoenvironmental Tech, Inc. (engineering services); Member, Board of
                                      Managers, seven Variable Annuity Separate Accounts of The Travelers
                                      Insurance Company+;  Trustee, five Mutual Funds sponsored by The
                                      Travelers Insurance Company.++


  Frances M. Hawk, CFA, CFP           Private Investor, (1997-present); Portfolio Manager (1992-1997), HLM
  Member                              Management Company, Inc. (investment management); Assistant Treasurer,
  222 Berkeley Street                 Pensions and Benefits. Management (1989-1992), United Technologies
  Boston, Massachusetts               Corporation (broad- based designer and manufacturer of high technology
  Age 50                              products); Member, Board of Managers, seven Variable Annuity Separate
                                      Accounts  of The Travelers Insurance Company+; Trustee, five Mutual
                                      Funds sponsored by The Travelers Insurance Company.++


  Ernest J. Wright                    Vice President and Secretary (1996-present), Assistant Secretary
  Secretary to the Board              (1994-1996), Counsel (1987-present), The Travelers Insurance Company;
  One Tower Square                    Secretary, Board of Managers, seven Variable Annuity Separate Accounts
  Hartford, Connecticut               of The Travelers Insurance Company+; Secretary, Board of Trustees, five
  Age 57                              Mutual Funds sponsored by The Travelers Insurance Company.++

  Kathleen A. McGah                   Assistant Secretary and Counsel (1995-present), The Travelers Insurance
  Assistant Secretary to the Board    Company; Assistant Secretary, Board of Managers, seven Variable Annuity
  One Tower Square                    Separate Accounts of The Travelers Insurance Company+; Assistant
  Hartford, Connecticut               Secretary, Board of Trustees, five Mutual Funds sponsored by The
  Age 47                              Travelers Insurance Company.++  Prior to January 1995, Counsel, ITT
                                      Hartford Life Insurance Company.


  Lewis E. Daidone                    Managing Director of Smith Barney, Senior Vice President and Treasurer
  Treasurer                           of 41 investment companies associated with Smith Barney, and Director
  388 Greenwich Street                and Vice President of SBMFM and TIA; Treasurer, Board of Trustees, five
  New York, NY                        Mutual Funds sponsored by The Travelers Insurance Company.++
  Age 39


  Irving David                        Vice President of Smith Barney, Asset Management Division (March
  Controller                          1994-present) ); Controller, Board of Trustees, five Mutual Funds
  388 Greenwich Street                sponsored by The Travelers Insurance Company.++
  New York, NY
  Age 36


  Thomas M. Reynolds                  Director of Smith Barney, Asset Management Division; Controller and
  Controller                          Assistant Secretary of 35 investment companies associated with Smith
  388 Greenwich Street                Barney, (September 1991-present) ); Controller, Board of Trustees, five
  New York, NY                        Mutual Funds sponsored by The Travelers Insurance Company.++
  Age 37


+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

     * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

         Members of the Board of Trustees who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Trustees who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the five Mutual Funds sponsored by The Travelers Insurance Company and the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Board Members with 10 years of service may agree to provide services as emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meeting fees if attended.

                               PORTFOLIO TURNOVER


        The Fund's portfolio turnover for the fiscal years ended December 31, 1995, 1996 and 1997 were 124% 84% and 89%, respectively. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.


                              DECLARATION OF TRUST

         The Fund is organized as a Massachusetts business trust. Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Fund were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees, and because the Declaration of Trust provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.

         The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, a Trustee shall not be liable for the neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or the reckless disregard of his duties.

         Shareholders first elected Trustees at a meeting held on August 16, 1985, and most recently elected Trustees on April 23, 1993. No further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, and unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. Trustees may voluntarily resign from office, or a Trustee may be removed from office (1) at any time by two-thirds vote of the Trustees; (2) by a majority vote of Trustees where any Trustee becomes mentally or physically incapacitated; and (3) either by declaration in writing or at a meeting called for such purpose by the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund. The Fund is required to assist in Shareholders' communications. In accordance with current laws, insurance companies using the Fund as an underlying investment option within their variable contracts will request voting instructions from contract owners participating in such contracts and will vote shares of the Fund in the same proportion as the voting instructions received.

         Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all of the Trustees of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

         No amendment may be made to the Declaration of Trust without a "vote of a majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act).

                          INVESTMENT ADVISORY SERVICES

THE INVESTMENT ADVISER

         Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., furnishes investment management and advisory services to the Fund in accordance with the terms of an Investment Advisory Agreement which was approved by shareholders on April 23, 1993.

         As required by the 1940 Act, the Advisory Agreement will continue in effect for a period more than two years from the date of its execution only so long as its continuance is specifically approved at least annually (i) by a vote of a majority of the Board of Trustees, or (ii) by a vote of a majority of the outstanding voting securities of the Fund. In addition, and in either event, the terms of the Advisory Agreement must be approved annually by a vote of a majority of the Board of Trustees who are not parties to, or interested persons of any party to, the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board of Trustees is furnished such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. The Advisory Agreement further provides that it will terminate automatically upon assignment; may be amended only with prior approval of a majority of the outstanding voting securities of the Fund; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the outstanding voting securities of the Fund.

         Under the terms of the Advisory Agreement, TAMIC shall:

         (1) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of the Fund affecting the economy generally and individual companies or industries, the securities of which are included in the Fund's portfolio or are under consideration for inclusion therein;

         (2) be authorized to purchase supplemental research and other services from brokers at an additional cost to the Fund;

         (3) regularly furnish recommendations to the Board of Trustees with respect to an investment program for approval, modification or rejection by the Board of Trustees;

         (4) take such steps as are necessary to implement the investment program approved by the Board of Trustees;

         (5) regularly report to the Board of Trustees with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of the Fund; and

         (6) be authorized to engage a subadviser to furnish investment management information and advice to assist TAMIC in carrying out its responsibilities under this agreement.

ADVISORY FEES

         For furnishing investment management and advisory services to the Fund, TAMIC is paid an amount equivalent on an annual basis to 0.75% of the average daily net assets of the Fund. From that amount, TAMIC pays to Janus Capital Corporation an amount equivalent on an annual basis to a maximum of 0.55% of the average daily net assets of the Fund for Janus Capital's services as subadviser, TAMIC thus retaining 0.20% as compensation for its services (see "subadviser" below). The advisory fee is computed daily and paid to TAMIC weekly.


         For the fiscal years ended December 31, 1995, 1996 and 1997, the investment advisory fees paid by the Fund to TAMIC were $752,372, $1,261,284 and $2,436,487, respectively.


THE SUBADVISER

         Janus Capital Corporation (Janus Capital), 100 Fillmore Street, Denver, Colorado, has been employed by TAMIC as a subadviser to manage the daily investment operations of the Fund, subject to the supervision of both TAMIC and the Board of Trustees. Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, financial services and real estate, owns approximately 83% of the outstanding voting stock of Janus Capital. Janus Capital also acts as investment adviser to other investment companies not affiliated with the Fund, as well as to individual, corporate, charitable and retirement accounts.


         As described above, TAMIC, and not the Fund, will pay to Janus Capital an amount equivalent on an annual basis to a maximum of 0.55% of the Fund's average daily net assets for its services as a subadviser to the Fund. For the years ended December 31, 1995, 1996 and 1997, Janus Capital Corporation received $413,805, $378,385 and $1,786,757, respectively, in subadvisory fees.


                              REDEMPTIONS IN KIND

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property.

         However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000, or 1% of the Fund's net assets if that is less, in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.
Shareholders receiving such securities would incur brokerage costs when these securities are sold.

                                   BROKERAGE

         Subject to approval of the Board of Trustees, and in accordance with the Advisory Agreement and Subadvisory Agreement, TAMIC or Janus Capital will place purchase and sale orders for portfolio securities of the Fund through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms which provide brokerage and research services to TAMIC or Janus Capital, and such services may be paid for at higher rates than other firms would charge. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends; portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to the Fund, and they may also be utilized in providing investment advice and management to all accounts over which TAMIC or Janus Capital exercise investment discretion, but not all of such services will necessarily be utilized in providing investment advice to the Fund. This practice may be expected to result in greater costs to the Fund than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TAMIC and Janus Capital believe that brokers' research services are very important in providing investment advice to the Fund but are unable to give the services a dollar value. While research services are not expected to reduce the expenses of TAMIC or Janus Capital, either would, through the use of these services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staff.

         Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions and the Fund will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

         The overall reasonableness of brokerage commissions paid is evaluated by the personnel of TAMIC or Janus Capital responsible for trading and managing the Fund's portfolio by comparing brokerage firms utilized by TAMIC or Janus Capital and other firms with respect to the following factors: the prices paid or received in securities transactions; the speed of execution and settlement; the size and difficulty of the brokerage transactions; the financial soundness of the firms; and the quality, timeliness and quantity of research information and reports.


         The total brokerage commissions paid by the Fund for the fiscal years ended December 31, 1995, 1996 and 1997 were $298,469, $273,000 and $1,166,544, respectively. For the fiscal year ended December 31, 1997, no portfolio transactions were directed to brokers because of research services. No formula was used in placing such transactions and no specific amount of transactions was allocated for research services. No brokerage business was placed with any brokers affiliated with the Fund's investment adviser during the past three fiscal years.

                              FUND ADMINISTRATION

         The Fund entered into an Administrative Services Agreement during 1996 with The Travelers Insurance Company to provide pricing and bookkeeping services at an annualized rate of .06% of the daily net assets of the Fund. Travelers Insurance at its expense may appoint a sub-administrator to perform these services. Mutual Management Corp. ("MMC"), an affiliate of Travelers Insurance, has been appointed to serve in this capacity. Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the daily net assets of the Fund. For the period ended December 31, 1996 and year ended December 31, 1997, the administration fees were $25,243 and $183,798, respectively.


                             ADDITIONAL INFORMATION

         On April 1, 1998 The Travelers Insurance Company and its affiliates owned 100% of the Fund's outstanding shares. The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is indirectly owned, through a wholly owned subsidiary, by Travelers Group Inc., a financial services holding company. The Travelers Insurance Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183, telephone 860-277-0111.

         First Data Investor Services Group, Inc., 53 State Street, Exchange Place, Boston, MA, 02109, acts as transfer agent and dividend disbursing agent for the Fund.

         PNC Bank NA, 200 Stevens Drive, Lester, PA 19113 and Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, NY, 11201 are custodians of the securities and cash of the Fund.


         KPMG Peat Marwick LLP, 345 Park Avenue, New York, NY 10154, has been selected as independent auditors to examine and report on the Fund's financial statements for the fiscal year ending December 31, 1998.


         Except as otherwise stated in its prospectus or as required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this SAI or any supplemental sales literature issued by the Fund, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and this SAI omit certain information contained in the Fund's registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission.

                                    APPENDIX

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

         A Standard & Poor's Corporation (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The ratings are based, in varying degrees, on the following considerations:

         a. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b.  Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS ARE AS FOLLOWS:

         1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         7. Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         8. Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

         9. C - Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                           CAPITAL APPRECIATION FUND

                      STATEMENT OF ADDITIONAL INFORMATION








L-11171S
                                                               TIC Ed. 5-98
                                                               Printed in U.S.A.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) The financial statements of the Registrant and the Report of Independent Accountants are contained in the Fund's Annual Report which is incorporated in the Statement of Additional Information by reference. The Registrant's financial statements for the period ended December 31, 1997 include:

              Statement of Assets and Liabilities as of December 31, 1997
              Statement of Operations for the year ended December 31, 1997
              Statement of Changes in Net Assets for the years ended December 31, 1997 and 1996
              Statement of Investments as of December 31, 1997
              Notes to Financial Statements

(b)    Exhibits
       1.       Declaration of Trust. (Incorporated herein by reference to Exhibit 1 to Post-Effective
                Amendment No. 24 to the Registration Statement on Form N-1A filed on April 11, 1996.)

       2.       By-Laws of Capital Appreciation Fund. (Incorporated herein by reference to Exhibit 2 to
                Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on
                April 11, 1996.)

       5(a).    Investment Advisory Agreement between the Registrant and The Travelers Investment
                Management Company. (Incorporated herein by reference to Exhibit 5(A) to Post-Effective
                Amendment No. 25 to the Registration Statement on Form N-1A filed on February 20, 1997.)

       5(b).    Sub-Advisory Agreement between The Travelers Investment Management Company and Janus
                Capital Corporation. (Incorporated herein by reference to Exhibit 5(B) to Post-Effective
                Amendment No. 25 to the Registration Statement on Form N-1A filed on February 20, 1997.)

       8(a).    Form of Custody Agreement between the Registrant and PNC Bank, N.A.

       8(b).    Form of Subcustody Agreement between Morgan Stanley Trust Company and Subcustodians.

       9(a).    Administrative Services Agreement between the Registrant and The Travelers Insurance
                Company. (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment
                No. 25 to the Registration Statement on Form N-1A filed on February 20, 1997.)

       9(b).    Form of Transfer Agency and Registrar Agreement between the Trust and First Data
                Investor Services Group, Inc.

       10.      An opinion and consent of counsel as to the legality of the securities registered by the
                Registrant. (Incorporated herein by reference to the Registrant's most-recent Rule 24f-2
                Notice filing on March 25, 1998.)

       11(A).   Consent of Coopers & Lybrand L.L.P., Independent Accountants.

       11(A).   Consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants.

       11(B).   Powers of Attorney authorizing Ernest J. Wright or Kathleen A McGah as signatories for
                Heath B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell, Frances M. Hawk
                and Ian R. Stuart. (Incorporated herein by reference to Exhibit 11(B) to Post-Effective
                Amendment No. 24 to the Registration Statement on Form N-1A filed on April 11, 1996.)

                Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for
                Lewis E. Daidone. (Incorporated herein by reference to Exhibit 11(B) to Post-Effective
                Amendment No. 25 to the Registration Statement on Form N-1A filed on February 20, 1997.)

       27.      Financial Data Schedule.

Item 25.  Persons Controlled By or Under Common Control With the Registrant

Not Applicable.

Item 26.  Number of Holders of Securities

                                                                       Number of Record Holders
       Title of Class                                                  as of April 1, 1998
       --------------                                                  -----------------------
       Shares of beneficial interest,                                          Nine (9)
       without par value

Item 27.  Indemnification

Provisions for the indemnification of the Fund's Trustees and officers are contained in the Fund's Declaration of Trust which was filed with Post-Effective Amendment No. 24 to the Fund's Registration Statement as Exhibit 1 on April 11, 1996.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

Officers and Directors of Travelers Asset Management International Corporation (TAMIC), the Investment Adviser for Capital Appreciation Fund, are set forth in the following table:

Name                                 Position with TAMIC                     Other Business
----                                 -------------------                     --------------
Marc P. Weill                        Director and Chairman                   Senior Vice President **
                                                                                Chief Investment Officer
David A. Tyson                       Director, President and                 Senior Vice President *
                                        Chief Investment Officer
Joseph E. Rueli, Jr.                 Director, Senior Vice President         Vice President*
                                        and Chief Financial Officer
F. Denney Voss                       Director and Senior Vice                Senior Vice President*
                                        President
John R. Britt                        Director and Secretary                  Assistant Secretary *
Harvey Eisen                         Senior Vice President                   Senior Vice President*
Joseph M. Mullally                   Senior Vice President                   Vice President*
David Amaral                         Vice President                          Assistant Director*
John R. Calcagni                     Vice President                          Second Vice President*
Gene Collins                         Vice President                          Vice President*
John F. Green                        Vice President                          Second Vice President*
Thomas Hajdukiewicz                  Vice President                          Vice President*
Edward Hinchliffe III                Vice President and Cashier              Second Vice President and Cashier*
Richard E. John                      Vice President                          Vice President*
Kathryn D. Karlic                    Vice President                          Vice President*
David R. Miller                      Vice President                          Vice President*
Emil J. Molinaro                     Vice President                          Vice President*
Andrew Sanford                       Vice President                          Investment Officer*
Charles H. Silverstein               Vice President                          Second Vice President*
Robert Simmons                       Vice President                          Assistant Investment Officer*
Jordan M. Stitzer                    Vice President                          Vice President*
Joel Strauch                         Vice President                          Vice President*
William H. White                     Treasurer                               Vice President and Treasurer *
Charles B. Chamberlain               Assistant Treasurer                     Assistant Treasurer *
George M. Quaggin, Jr.               Assistant Treasurer                     Assistant Treasurer *
Marla A. Berman                      Assistant Secretary                     Assistant Secretary**
Andrew Feldman                       Assistant Secretary                     Senior Counsel*
Millie Kim                           Assistant Secretary                     Senior Counsel*
Patricia A. Uzzel                    Compliance Officer                      Assistant Director*
Frank J. Fazzina                     Controller                              Director *


* Positions are held with The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183.

** Positions are held with Travelers Group Inc. , 388 Greenwich Street, New York, N.Y. 10013.

Executive Officers and Directors of Janus Capital Corporation, the Registrant's Sub-Adviser, are set forth in the following table:

                                    Position with Janus
Name                                Capital Corporation                    Other Business
----                                -------------------                    --------------
Thomas H. Bailey                    President, Director                    Chairman of Trustees and
                                    and Chairman                           President of Janus Aspen Series
                                    Chief Executive Officer                and Janus Investment Fund
                                                                           Denver, Colorado
                                                                           Chairman and Director
                                                                           IDEX Management, Inc.
                                                                           Largo, Florida

James P. Craig, III                 Chairman,                              Executive Vice President
                                    Director and                           and Trustee
                                    Chief Investment Officer               Janus Aspen Series and
                                                                           Janus Investment Fund
                                                                           Denver, Colorado

Michael E. Herman                   Independent Director                   Chairman
                                                                           Finance Committee
                                                                           Ewing Marion Kauffman
                                                                              Foundation
                                                                           Kansas City, Missouri
                                                                           President, Kansas City Royals
                                                                           Baseball Team
                                                                           Kansas, Missouri

Thomas A. McDonnell                 Independent Director                   President and Director,
                                                                           DST Systems Inc.
                                                                           Kansas City, Missouri
                                                                           Director
                                                                           Euronet Services, Inc.
                                                                           Lakewood, Kansas

Michael Stolper                     Independent Director                   President,
                                                                           Stolper & Co., Inc.
                                                                           San Diego, California

                                    Position with Janus
Name                                Capital Corporation                    Other Business
----                                -------------------                    --------------
Thomas A. Early                     Vice President, General                Vice General Counsel
                                    Counsel and Secretary                  Janus Aspen Series and
                                                                           Janus Investment Fund
                                                                           Vice President
                                                                           Janus Service Corp.
                                                                           Janus Distributors, Inc.
                                                                           Denver, Colorado

Steven R. Goodbarn                  Vice President of Finance,             Vice President and Chief
                                    Treasurer and Chief                    Financial Officer of
                                    Financial Officer                      Janus Aspen Series and
                                                                           Janus Investment Fund
                                                                           Vice President of Finance
                                                                           and Treasurer and CFO of
                                                                           Janus Service Corp.,
                                                                           Janus Distributors and Janus
                                                                           Capital International Ltd.,
                                                                           Denver, Colorado and
                                                                           Director of Janus Capital
                                                                           International Ltd.

Landon H. Rowland                   Independent Director                   President and Chief
                                                                           Executive Officer
                                                                           Kansas City Southern
                                                                             Industries, Inc.

Mark B. Whiston                     Vice President and                     Director, President and CEO
                                    Chief Marketing Officer                Janus Capital International Ltd.
                                                                           Denver, Colorado

Marjorie G. Hurd                    Vice President and                     President and Director
                                    Chief Operations Officer               Janus Service Corp.

Item 29.  Principal Underwriter

Not Applicable.

Item 30.  Location of Accounts and Records

         (1)      Mutual Management Corp.
                  388 Greenwich Street
                  New York, NY  10013

         (2)      PNC Bank, N.A.
                  200 Stevens Drive
                  Lester, PA  19113

         (3)      Morgan Stanley Trust Company
                  One Pierrepont Plaza
                  Brooklyn, NY  11201

         (4)      First Data Investor Services Group, Inc.
                  53 State Street
                  Boston, MA 02109

Item 31.  Management Services

Not Applicable.

Item 32.  Undertakings

The undersigned Registrant hereby undertakes to provide to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Capital Appreciation Fund, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on April 21, 1998.

                            CAPITAL APPRECIATION FUND
                            -------------------------
                                  (Registrant)


                                  By: *HEATH B. McLENDON
                                      ------------------------------
                                       Heath B. McLendon
                                       Chairman, Board of Trustees

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this Registration Statement has been signed below by the following persons in the capacities indicated on April 21, 1998.

 *HEATH B. McLENDON                              Chairman of the Board
-------------------------------------
  (Heath B. McLendon)

 *KNIGHT EDWARDS                                 Trustee
-------------------------------------
  (Knight Edwards)

 *ROBERT E. McGILL III                           Trustee
-------------------------------------
  (Robert E. McGill III)

 *LEWIS MANDELL                                  Trustee
-------------------------------------
  (Lewis Mandell)

 *FRANCES M. HAWK                                Trustee
-------------------------------------
  (Frances M. Hawk)

 *LEWIS E. DAIDONE                               Treasurer
-------------------------------------
  (Lewis E. Daidone)


  *By:
      ---------------------------------------
       Ernest J. Wright, Attorney-in-Fact
       Secretary, Board of Trustees

                                  EXHIBIT INDEX

Exhibit
  No.          Description                                                                           Method of Filing
-------        -----------                                                                           ----------------
1.             Declaration of Trust. (Incorporated herein by reference to
               Exhibit 1 to Post-Effective Amendment No. 24 to the Registration
               Statement on Form N-1A filed on April 11, 1996.)

2. By-Laws of Capital Appreciation Fund. (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 24 to the
               Registration Statement on Form N-1A filed on April 11, 1996.)

5(A).          Investment Advisory Agreement between the Registrant and
               Travelers Asset Management International Corporation.
               (Incorporated herein by reference to Exhibit 5(A) to Post-Effective Amendment No. 25 to the Registration Statement on
               Form N-1A filed on February 20, 1997.)

5(B).          Sub-Advisory Agreement between Travelers Asset Management
               International Corporation and Janus Capital Corporation.
               (Incorporated herein by reference to Exhibit 5(B) to Post-Effective Amendment No. 25 to the Registration Statement on
               Form N-1A filed on February 20, 1997.)

8(A).          Form of Custody Agreement between the Registrant and PNC Bank.                             Electronically

8(B).          Form of Subcustody Agreement between Morgan Stanley                                        Electronically
               Trust Company and Subcustodians.

9.             Administrative Services Agreement between the Registrant and The
               Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 25 to the Registration
               Statement on Form N-1A filed on February 20, 1997.)

   9(b).       Form of Transfer Agency and Registrar Agreement between the                                Electronically
               Trust and Frist Data Investor Services Group, Inc.

10. An opinion and consent of counsel as to the legality of the securities registered by the Registrant. (Incorporated herein by reference to the Registrant's most recent Rule 24f-2 Notice filing on March 25, 1998.)

11(A).         Consent of Coopers & Lybrand L.L.P., Independent Accountants.                              Electronically

11(B).         Consent of KPMG Peat Marwick LLP, Independent Certified                                    Electronically
               Public Accountants.

11(C).         Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
               McGah as signatory for Heath B. McLendon, Knight Edwards, Robert
               E. McGill III, Lewis Mandell, Frances M. Hawk and Ian R. Stuart.
               (Incorporated herein by reference to Exhibit 11(B) to Post-Effective Amendment No. 24 to the Registration Statement on
               Form N-1A filed on April 11, 1996.)

               Power of Attorney authorizing Ernest J. Wright or Kathleen A.
               McGah as signatory for Lewis E. Daidone.  (Incorporated herein by reference to Exhibit 11(B) to Post-Effective Amendment No. 25
               to the Registration Statement on Form N-1A filed on February 20, 1997.)

27.             Financial Data Schedule.                                                                  Electronically